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                                                                     Exhibit 23





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement File No. 33-30092.



                                       /s/ Arthur Andersen LLP

Philadelphia, Pa.
January 27, 1999